Commitments and Contingencies - Estimated Future Minimum Annual Rental Commitments Under Non-Cancelable Real and Personal Property Leases (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2013
Commitments And Contingencies Disclosure [Abstract]
2014	$ 64.4
2015	46.7
2016	30.6
2017	18.8
2018	11.1
Thereafter	23.3
Total	$ 194.9